Exhibit 99.1

Vireo Growth Inc. Announces Financing for New York and Florida Cultivation Facility

Transaction supports ownership of key cultivation and production infrastructure in Two Core Markets

MINNEAPOLIS, Oct. 05, 2026 (GLOBE NEWSWIRE) -- Vireo Growth Inc. (CSE: VREO) (OTCQX: VREOF) (“Vireo” or the “Company”), a leading cannabis company and agricultural markets platform, today announced that VIREO PROPERTY HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), VIREO PROPERTY HOLDINGS NEW YORK, LLC, a Delaware limited liability company (“Holdings NY”), VIREO PROPERTY HOLDINGS FLORIDA, LLC, a Delaware limited liability company (“Holdings FL”), 256 COUNTY ROUTE 117 PERTH LLC, a Delaware limited liability company (“NY PropCo”), and 160 COMFORT ROAD, LLC, a Delaware limited liability company (“FL PropCo”, and together with Holdings, Holdings NY, Holdings FL and NY PropCo, collectively, the “Borrower”), have entered into a US$60 million real estate financing (the “Loan”) with a U.S. commercial bank and institutional lender, related to the cannabis cultivation and production facilities located in Johnstown, New York and Palatka, Florida (collectively, the “Properties”). Approximately US$49 million of the financing proceeds are being used to refinance existing senior debt that was entered into in connection with the previously announced option to purchase the Johnstown facility and approximately US$11 million of the financing proceeds are being used to finance the acquisition of the Palatka facility. The Palatka facility is a significant cultivation and production asset supporting the Company’s Green Dragon operations and is an important component of Vireo’s strategy to build scale and strengthen its vertically integrated platform in Florida. The Palatka facility was previously leased from Rainbow Palatka FL LLC (“Rainbow”). In connection with the acquisition of the Palatka facility, the existing lease with Rainbow will be terminated and a new lease with Green Dragon Florida LLC, an affiliate of Vireo, will be executed. The US$60 million loan bears interest at 8.5% per annum and matures on April 2, 2034. The Loan is secured by a first-priority mortgage on the Properties, a first priority pledge of membership interests by each of Vireo Health Inc., a wholly owned subsidiary of Vireo, Holdings, Holdings NY and Holdings FL in their respective wholly owned subsidiaries comprising Borrower, a security interest in substantially all personal property of the Borrowers and other loan parties and is subject to customary terms and conditions.

“This $60 million credit facility is an important milestone for Vireo and directly supports our strategic growth plans,” said Tyson Macdonald, Chief Financial Officer of Vireo Growth. “The facility carries an 8.5% interest rate, among the most attractive rates in the cannabis sector, and reflects the strength of our business and continued access to institutional capital as we execute on our growth strategy. We look forward to working with the lender as a long-term banking partner for our future capital needs.”

Additional information regarding the financing and its material terms and conditions will be included in the Company’s regulatory filings.

About Vireo Growth Inc.

Vireo Growth Inc. (CSE: VREO; OTCQX: VREOF) is a leading vertically integrated cannabis company building a broad platform across cannabis and adjacent agricultural markets. The Company operates cultivation, manufacturing, retail dispensaries, home delivery, distribution, and agricultural supply businesses across the United States, creating exposure to both cannabis and complementary adjacent markets. With operations in 10 states and more than 170 dispensaries nationwide, Vireo combines disciplined capital allocation, strategic acquisitions, and local market execution to scale its platform and drive long-term shareholder value. The Company is focused on expanding market share and strengthening its portfolio of consumer brands and services, while supporting the customers, employees, shareholders, and communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Forward-Looking Information

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable United States and Canadian securities legislation (referred to herein as “forward-looking information”). Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the expected benefits of the ownership of the Properties; and the Company’s expectations regarding its ability to service the Loan. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release and are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the Company’s ability to service the Loan; risks that the anticipated benefits of the ownership of the Properties may not be realized; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties in connection with the Properties; the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission at www.sec.gov and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

For Vireo, contact:

Lynn Ricci

Director Investor Relations & Corporate Communications

investor@vireogrowth.com

781-956-7052